Ivy Small Cap Growth Fund
Summary Prospectus | July 31, 2019 as supplemented January 8, 2020

SHARE CLASS (TICKER): CLASS A SHARES (WSGAX)  |  CLASS B SHARES (WSGBX)  |  CLASS C SHARES (WRGCX)  |  CLASS E SHARES (ISGEX)  |  CLASS I SHARES (IYSIX)   |  CLASS N SHARES (IRGFX)  |  CLASS R SHARES (WSGRX)  |  CLASS T SHARES (IYSTX)  |  CLASS Y SHARES (WSCYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 800.777.6472 or by sending an e-mail request to prospectus.request@waddell.com. You also can get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2019 (as each may be amended or supplemented) are incorporated herein by reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Funds’ Annual and Semiannual Shareholder Reports no longer will be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Ivy Investments website (www.ivyinvestments.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (e.g., a broker-dealer or bank) or, if you are a direct investor, by calling 1-888-923-3355 or by enrolling at www.ivyinvestments.com.

You may elect to receive all future reports in paper format free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may call 1-888-923-3355 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper format will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund Complex if you invest directly with the Funds.

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 (other than for Class T shares) in funds within the Ivy Funds and/or InvestEd Portfolios. For Class T shares, you may qualify for a sales charge discount if you invest at least $250,000 in Class T shares of the Fund. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 220 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 144 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class E		Class I	Class N	Class R	Class T	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		2.50%		None	None	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None		None	None	None	None	None
Maximum Account Fee	$20	[2]	None		None		$20	[2]	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B		Class C		Class E		Class I		Class N		Class R	Class T	Class Y
Management Fees	0.83%	0.83%		0.83%		0.83%		0.83%		0.83%		0.83%	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.25%	1.00%		1.00%		0.25%		0.00%		0.00%		0.50%	0.25%	0.25%
Other Expenses	0.24%	0.50%		0.22%		0.45%		0.21%		0.05%		0.29%	0.06%	0.19%
Total Annual Fund Operating Expenses	1.32%	2.33%		2.05%	[3]	1.53%		1.04%		0.88%	[3]	1.62%	1.14%	1.27%
Fee Waiver and/or Expense Reimbursement[4,5,6]	0.00%	0.16%		0.01%		0.23%		0.15%		0.00%		0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.32%	2.17%	[7]	2.04%	[7]	1.30%	[7]	0.89%	[7]	0.88%	[7]	1.62%	1.14%	1.27%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to exclude certain one-time expenses of the Fund.

[4]

Through July 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class I shares and Class N shares at 0.89%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[5]

Through July 31, 2021, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.17%; Class C shares at 2.04%; and Class E shares at 1.30%. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[6]

Through July 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, and the Class T shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[7]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to exclude certain one-time expenses of the Fund and/or to reflect a change in the Fund’s contractual class waiver.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$702	$969	$1,257	$2,074
Class B Shares	620	1,012	1,331	2,401
Class C Shares	207	642	1,102	2,378
Class E Shares	399	759	1,142	2,209
Class I Shares	91	316	559	1,257
Class N Shares	90	281	488	1,084
Class R Shares	165	511	881	1,922
Class T Shares	363	603	862	1,601
Class Y Shares	129	403	697	1,534

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$702	$969	$1,257	$2,074
Class B Shares	220	712	1,231	2,401
Class C Shares	207	642	1,102	2,378
Class E Shares	399	759	1,142	2,209
Class I Shares	91	316	559	1,257
Class N Shares	90	281	488	1,084
Class R Shares	165	511	881	1,922
Class T Shares	363	603	862	1,601
Class Y Shares	129	403	697	1,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Ivy Small Cap Growth Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies. For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of June 30, 2019 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $19.84 million and $10.34 billion. The Fund emphasizes smaller companies positioned in new or emerging industries where IICO believes there is opportunity for higher growth than in established companies or industries. The Fund’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).

IICO utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. IICO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. IICO believes that such companies generally have a replicable business model that allows for sustained growth.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. IICO also may sell a security to reduce the Fund’s holding in that security, if its analysis reveals evidence of a meaningful deterioration in operating trends, if it anticipates a decrease in the company’s ability to grow, if it loses confidence in the management of the company and/or the company’s founder departs, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

∎

Information Technology Sector Risk. Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

∎

Initial Public Offering (IPO) Risk. Any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as the Fund grows.

∎

Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Less liquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become less liquid, or even illiquid, sometimes abruptly.

∎

Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

∎

Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 18.36% (the second quarter of 2009) and the lowest quarterly return was -22.17% (the third quarter of 2011). The Class A return for the year through June 30, 2019 was 23.45%.

Average Annual Total Returns

as of December 31, 2018	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	-9.65%	5.06%	14.30%
Return After Taxes on Distributions	-12.82%	2.52%	12.56%
Return After Taxes on Distributions and Sale of Fund Shares	-3.11%	3.81%	11.93%
Class B
Return Before Taxes	-8.05%	5.28%	14.09%
Class C
Return Before Taxes	-4.78%	5.60%	14.23%
Class E
Return Before Taxes	-6.54%	5.71%	14.66%
Class I
Return Before Taxes	-3.79%	6.67%	15.45%
Class N (began on 07-31-2014)
Return Before Taxes	-3.72%	N/A	8.88%
Class R
Return Before Taxes	-4.44%	6.03%	14.78%
Class T (began on 07-05-2017)
Return Before Taxes	-6.32%	N/A	1.61%
Class Y
Return Before Taxes	-4.10%	6.40%	15.15%

Indexes	1 Year	5 Years	10 Years
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-9.31%	5.13%	13.52%
Morningstar Small Growth Category Average (net of fees and expenses)	-5.59%	5.22%	13.51%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Timothy J. Miller, Senior Vice President of IICO, has managed the Fund since April 2010, and Kenneth G. McQuade, Senior Vice President of IICO, and Bradley P. Halverson, Senior Vice President of IICO, have managed the Fund since October 2016.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes except Class T), by telephone (800.777.6472) (Class A, B and C shares) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A, B and C shares). You may purchase or redeem Class T shares any business day through your broker-dealer or other financial intermediary that has an agreement with IDI to sell Class T shares of the Fund. Not all financial intermediaries make Class T shares available to their customers. Please contact your broker-dealer to sell Class T shares of the Fund. If your shares are not held in a Direct Account (such as for Class N shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account (Class A and Class C)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R, Class T and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-WSGAX